UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/02/2008

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2008, Knoll, Inc. (the "Company") approved 2009 non-equity incentive awards for the executive officers listed below. The Company also determined that the current base salaries for these officers will remain unchanged for 2009.

Andrew B. Cogan, Chief Executive Officer. Mr. Cogan was granted a 2009 non-equity incentive award with a target incentive payment of $1,000,000, which is identical to Mr. Cogan's target for 2008. A copy of Mr. Cogan's 2009 non-equity incentive letter, detailing his participation in the 2009 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Lynn M. Utter, President and Chief Operating Officer, Knoll North America. Ms. Utter was granted a 2009 non-equity incentive award with a target incentive payment of $400,000, which is identical to Ms. Utter's target for 2008. A copy of Ms. Utter's 2009 non-equity incentive letter, detailing her participation in the 2009 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Barry L. McCabe, Executive Vice President and Chief Financial Officer. Mr. McCabe was granted a 2009 non-equity incentive award with a target incentive payment of $295,000, which is identical to Mr. McCabe's target for 2008. A copy of Mr. McCabe's 2009 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2009 Incentive Compensation Program, is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Arthur C. Graves, Executive Vice President-Sales and Distribution. Mr. Graves was granted a 2009 non-equity incentive award with a target incentive payment of $295,000, which is identical to Mr. Graves' target for 2008. A copy of Mr. Graves' 2009 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2009 Compensation Program, is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Stephen A. Grover, Executive Vice President-Operations. Mr. Grover was granted a 2009 non-equity incentive award with a target incentive payment of $295,000, which is identical to Mr. Grover's target for 2008. A copy of Mr. Grover's 2009 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2009 Incentive Compensation Program, is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 Andrew B. Cogan Incentive Compensation Letter dated December 2, 2008.

Exhibit 10.2 Lynn M. Utter Incentive Compensation Letter dated December 2, 2008.

Exhibit 10.3 Barry L. McCabe Incentive Compensation Letter dated December 2, 2008.

Exhibit 10.4 Arthur C. Graves Incentive Compensation Letter dated December 2, 2008.

Exhibit 10.5 Stephen A. Grover Incentive Compensation Letter dated December 2, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 08, 2008	By:	/s/ Michael A. Pollner
Michael A. Pollner
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Andrew B. Cogan Incentive Compensation Letter dated December 2, 2008
EX-10.2	Lynn M. Utter Incentive Compensation Letter dated December 2, 2008
EX-10.3	Barry L. McCabe Incentive Compensation Letter dated December 2, 2008
EX-10.4	Arthur C. Graves Incentive Compensation Letter dated December 2, 2008
EX-10.5	Stephen A. Grover Incentive Compensation Letter dated December 2, 2008